Execution Version B. RILEY FINANCIAL, INC. 11100 Santa Monica Blvd Suite 800 Los Angeles, CA 90025 March 15, 2024 Babcock & Wilcox Enterprises, Inc. 1200 East Market Street Akron, Ohio 44305 Attention: Lou Salamone Re: Consent Letter relating to Fourth Amendment to Reimbursement Agreement Ladies and Gentlemen: Reference is made to (i) that certain Reimbursement, Guaranty and Security Agreement (as amended, restated, modified and/or supplemented from time to time, the “Existing Reimbursement Agreement”) dated as of June 30, 2021, by and among Babcock & Wilcox Enterprises, Inc. (the “Borrower”), certain guarantors party thereto, certain financial institutions party thereto (collectively, the “Cash Collateral Providers”), and MSD PCOF Partners XLV, LLC (“MSD”), as agent (in such capacity, the “Agent”), and (ii) that certain Guaranty Agreement, dated as of June 30, 2021, made by B. Riley Financial, Inc. (“B. Riley”) in favor of Agent (as amended, restated, modified and/or supplemented from time to time, the “B. Riley Guaranty”). Capitalized terms used herein but not defined herein shall have the meaning given to such term in the Reimbursement Agreement. Borrower has informed B. Riley that it intends to enter into that certain Fourth Amendment to Reimbursement, Guaranty and Security Agreement (the “Fourth Amendment”; the Existing Reimbursement Agreement as amended by the Fourth Amendment, the “Reimbursement Agreement”), dated on or around March 15, 2024, by and between the Borrower, certain guarantors party thereto, the Cash Collateral Parties and Agent, whereby, among other things, Borrower is agreeing to (i) with respect to the Delayed Draw Term Loans and Cash Collateral Commitment Fees, additional increases of 0.50% to the Applicable Margin on each of April 30, 2024, July 1, 2024, October 1, 2024, January 1, 2025 and April 1, 2025 if the Obligations thereunder in the Reimbursement Agreement exceed $15,000,000 on each of the aforementioned stated dates, (ii) the payment of an amendment fee in the amount of $400,000 pursuant to Section 2 of the Fourth Amendment and (iii) other material changes set forth therein (collectively, the “Modifications”). As required pursuant to Section 4 of the B. Riley Guaranty in order for Borrower to enter into the Fourth Amendment, B. Riley hereby consents to the Modifications as provided for in the Fourth Amendment attached hereto as Exhibit A. Each Loan Party and Agent agrees that the consents set forth in the preceding paragraph shall be limited to the precise meaning of the words as written therein and shall not be deemed to be a consent to any waiver or modification of any other term or condition of the B. Riley Guaranty, the Reimbursement Agreement or any Other Document. This consent shall not be construed as establishing a course of conduct on the part of B. Riley upon which Borrower, any other Loan Party or Agent may rely at any time in the future. Borrower, each other Loan Party, and Agent expressly waive any right to assert any claim to such effect at any time. This consent letter, and all matters relating hereto and arising herefrom, and all matters relating hereto or thereto or arising herefrom or therefrom (whether arising under contract law, tort law or otherwise) shall, in accordance with Section 5-1401 of the General Obligations Law of the State of New York, be governed by and construed in accordance with the laws of the State of New York. The provisions of Sections 2(c) and 15 of the B. Riley Guaranty are hereby incorporated by reference. If any part of this consent letter is contrary to, prohibited by, or deemed invalid under Applicable Laws, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given effect so far as possible. This consent letter, together with the B. Riley Guaranty, represents the entire agreement of the parties hereto regarding the matters covered hereby and thereby. Please countersign this consent letter below to evidence your acknowledgment to the foregoing. Delivery by facsimile or electronic transmission shall bind the parties hereto. This letter may be executed in one or more counterparts, each one of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement. [signature pages follow]

DocuSign Envelope ID: 5C2A96C0-499C-4075-976D-41B88F65093B

Very truly yours,

B. RILEY FINANCIAL, INC.

By: Phil Ahn
Name: Phil Ahn
Title: CFO

Signature Page to Consent ACKNOWLEDGED AND AGREED: MSD PCOF PARTNERS XLV, LLC, as Agent By:_______________________ Name: Marcello Liguori Title: Partner

Exhibit A Fourth Amendment to Reimbursement Agreement (see attached)

Execution Copy DB1/ 145414326.6 FOURTH AMENDMENT TO REIMBURSEMENT, GUARANTY AND SECURITY AGREEMENT THIS FOURTH AMENDMENT TO REIMBURSEMENT, GUARANTY AND SECURITY AGREEMENT (this “Amendment”), dated as of March 15, 2024, is entered into by and among BABCOCK & WILCOX ENTERPRISES, INC. (the “Borrower”), certain Guarantors from time to time party to the Reimbursement Agreement (the “Guarantors” and, together with the Borrower, the “Loan Parties” and each, a “Loan Party”), certain financial institutions from time to time party to the Reimbursement Agreement referred to below (collectively, the “Cash Collateral Providers”), and MSD PCOF PARTNERS XLV, LLC (“MSD”), in its capacity as agent for the Cash Collateral Providers (in such capacity, the “Agent”). Terms used herein without definition shall have the meanings ascribed to them in the Reimbursement Agreement defined below. RECITALS A. The Loan Parties, Cash Collateral Providers and the Agent have previously entered into that certain Reimbursement, Guaranty and Security Agreement, dated as of June 30, 2021 (as amended, restated, modified and/or supplemented from time to time, the “Reimbursement Agreement”), pursuant to which the Cash Collateral Providers have made certain loans and financial accommodations available to the Borrower. B. The Loan Parties, Cash Collateral Providers and the Agent wish to amend the Reimbursement Agreement on the terms and conditions set forth herein. C. The Loan Parties are entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of Agent’s or any Cash Collateral Provider’s rights or remedies as set forth in the Reimbursement Agreement or any Other Document is being waived or modified by the terms of this Amendment. AGREEMENT NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows: 1. Amendments to Reimbursement Agreement. (a) Section 1.2 of the Reimbursement Agreement is hereby amended to add the following defined terms in the proper alphabetical order: “Fourth Amendment” shall mean that certain Fourth Amendment to the Reimbursement, Guaranty and Security Agreement, dated as of the Fourth Amendment Effective Date, by and among the Borrower, the other Loan Parties party thereto, the Cash Collateral Providers party thereto, and the Agent. “Fourth Amendment Effective Date” shall mean March 15, 2024. (b) Section 1.2 of the Reimbursement Agreement is hereby amended to amend and restate clause (j) of the defined term “Payment Conditions” in its entirely as follows:

DB1/ 145414326.6 2 “(j) if the proposed transaction is a payment of any Permitted Restricted Payments under clause (g), then as of and for the four quarter fiscal measurement period ending as of the last day of the most recently ended fiscal quarter of Parent and its Subsidiaries for which the financial statements and other reports, accountants’ opinions, and certificates required under Section 9.8 hereof with respect to such fiscal quarter have been delivered to Agent, Loan Parties on a Consolidated Basis would have a pro forma Senior Net Leverage Ratio (with such pro forma calculation of the applicable financial covenant ratio with respect to such covenant being made as though such proposed transaction (and any Indebtedness being incurred and/or any other transaction being closed and consummated by any Company concurrently/substantially contemporaneously with the closing and consummation on such transaction) had been consummated on the last day in the such fiscal quarter) not greater than (i) 2.50 to 1.00, to the extent tested on or prior to September 30, 2021, (ii) 1.50 to 1.00 to the extent tested after September 30, 2021 and on or prior to June 30, 2022, (iii) 1.90 to 1.00 to the extent tested in connection with the four quarter fiscal measurement period ending as of December 31, 2022, (iv) 1.65 to 1.00 to the extent tested in connection with the four quarter fiscal measurement period ending as of March 31, 2023, (v) 1.50 to 1.00 to the extent tested in connection with the four quarter fiscal measurement period ending as of June 30, 2023, (vi) 1.46 to 1.00 to the extent tested in connection with the four quarter fiscal measurement period ending as of September 30, 2023, (vii) 1.45 to 1.00 to the extent tested in connection with the four quarter fiscal measurement period ending as of December 31, 2023, (viii) 1.25 to 1.00 to the extent tested in connection with the four quarter fiscal measurement period ending as of March 31, 2024 and (ix) 1.25 to 1.00 thereafter; provided that, solely with respect to the first Restricted Payment to be made after the Third Amendment Effective Date, such Restricted Payment may only be made if (I) the Borrower shall have delivered to Agent by April 30, 2024 the quality of earnings report required pursuant to Section 6.18 hereof and (II) the Borrower pays Agent (for the account of the Cash Collateral Providers) a fee in the amount of $1,000,000.00; and” (c) Section 1.2 of the Reimbursement Agreement is hereby amended to amend and restate the following defined term in its entirety: ““Applicable Margin” shall mean with respect to each Delayed Draw Term Loan and also with respect to Cash Collateral Commitment Fees, the applicable percentage as follows: Period Domestic Rate Delayed Draw Term Loans Term SOFR Rate Delayed Draw Term Loans Domestic Rate Cash Collateral Commitment Fees Term SOFR Rate Cash Collateral Commitment Fees On or prior to December 31, 2023 9.00% 10.00% 9.00% 10.00%

DB1/ 145414326.6 3 On and after January 1, 2024 10.00% 11.00% 10.00% 11.00% ; provided, that the Applicable Margin with respect to Delayed Draw Term Loans and Cash Collateral Commitment Fees shall be increased by 0.50% on the first day of each fiscal quarter beginning with the fiscal quarter beginning July 1, 2024; provided, further, the Applicable Margin with respect to Delayed Draw Term Loans and Cash Collateral Commitment Fees shall be increased by an additional 0.50% on each of April 30, 2024, July 1, 2024, October 1, 2024, January 1, 2025 and April 1, 2025 (each, a “Supplemental Increase Date”), in each case if the Obligations hereunder are in excess of $15,000,000 on the applicable Supplemental Increase Date. (d) Section 6.5(a) of the Reimbursement Agreement is hereby amended and restated in its entirety as follows: “(a) Fixed Charge Coverage Ratio. Cause Loan Parties on a Consolidated Basis to maintain as of the end of the fiscal quarter ending December 31, 2022 and as of the end of each fiscal quarter ending thereafter (subject to clause (g) below), a Fixed Charge Coverage Ratio calculated and measured for the four (4) fiscal quarter measurement period ending as of the end of such fiscal quarter of not less the level set forth in the table below: 4 Fiscal Quarter Measurement Period Ending: Minimum Fixed Charge Coverage Ratio December 31, 2022 0.55:1.00 March 31, 2023 0.65:1.00 June 30, 2023 0.80:1.00 September 30, 2023 1.05:1.00 December 31, 2023 0.93:1.00 March 31, 2024 0.82:1.00 June 30, 2024 0.90:1.00 September 30, 2024 0.95:1.00 December 31, 2024 1.10:1.00 March 31, 2025 and as of the end of each fiscal quarter ending thereafter 1.25:1.00 (e) Section 6.5(e) of the Reimbursement Agreement is hereby amended and restated in its entirety as follows:

DB1/ 145414326.6 4 “(e) Minimum Cash Flow Covenant. Maintain “Cash Flow less Financing & Acquisitions” (calculated in a manner consistent with the Borrower’s financial statements attached to the Second Amendment as Annex I) to be (i) no less than $20,000,000 as of December 31, 2022 (for the preceding fiscal quarter), (ii) no less than $10,000,000 as of December 31, 2023 (for the preceding fiscal quarter), (iii) no less than $15,000,000 as of December 31, 2024 (for the preceding fiscal year) and (iv) no less than $25,000,000 as of December 31 of each fiscal year thereafter (for the applicable preceding fiscal year).” (f) Exhibit 1.2(b) of the Reimbursement Agreement (Form of Compliance Certificate) is hereby replaced with the new Exhibit 1.2(b) attached hereto. 2. Amendment Fee. In consideration of the amendments set forth if Section 1 hereof, Borrower hereby agrees to pay to Agent, for the benefit of the Cash Collateral Providers, an amendment fee in the amount of $400,000 (the “Amendment Fee”), which fee is non-refundable when paid and is fully- earned as of and due and payable in cash on the date of this Amendment. 3. Effectiveness of this Amendment. Agent must be satisfied that the following conditions have been met before this Amendment is effective (the “Effective Date”). (a) Amendment. Agent has received this Amendment, fully executed in a sufficient number of counterparts for distribution to all parties. (b) B. Riley Consent. Agent has received a consent letter from B. Riley Financial, Inc. consenting to the modifications to the Reimbursement Agreement and other transactions contemplated by this Amendment, in form and substance reasonably satisfactory to Agent. (c) Amendment and Legal Fees. Agent has received the Amendment Fee and Morgan, Lewis & Bockius LLP, counsel to the Agent, shall have received payment for all reasonable fees, charges and disbursements invoiced on or prior to the date hereof. (d) Representations and Warranties. The representations and warranties set forth herein must be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof). 4. Representations and Warranties. Each Loan Party represents and warrants as follows: (a) Authority. Such Loan Party has full power, authority and legal right to enter into this Amendment and to perform all its Obligations hereunder and under the Other Documents (as amended or modified hereby). This Amendment has been duly executed and delivered by such Loan Party, and this Amendment constitutes the legal, valid and binding obligation of such Loan Party enforceable in accordance with its terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, moratorium or similar laws affecting creditors’ rights

DB1/ 145414326.6 5 generally. The execution, delivery and performance of this Amendment (i) are within such Loan Party’s corporate powers, have been duly authorized by all necessary corporate action, are not in contravention of law or the terms of such Loan Party’s bylaws, articles of incorporation or other applicable documents relating to such Loan Party’s formation or to the conduct of such Loan Party’s business or of any material agreement or undertaking to which such Loan Party is a party or by which such Loan Party is bound, (ii) will not, in any material respect, conflict with or violate any law or regulation, or any judgment, order or decree of any Governmental Body, (iii) will not require the Consent of any Governmental Body or any other Person, except those Consents which have been duly obtained, made or compiled prior to the date hereof and which are in full force and effect or except those which the failure to have obtained would not have, or could not reasonably be expected to have a Material Adverse Effect and (iv) will not conflict with, nor result in any breach in any of the provisions of or constitute a default under or result in the creation of any Lien except Permitted Encumbrances upon any asset of any Loan party under the provisions of any material agreement, charter document, operating agreement or other instrument to which such Loan Party is a party or by which it or its property is a party or by which it may be bound. (b) Representations and Warranties. Each of the representations and warranties made by a Loan Party in or pursuant to the Reimbursement Agreement, the Other Documents and any related agreements to which it is a party, and each of the representations and warranties contained in any certificate, document or financial or other statement furnished at any time under or in connection with the Reimbursement Agreement, the Other Documents or any related agreement are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof, other than representations and warranties relating to a specific earlier date, and in such case such representations and warranties are true and correct in all material respects as of such earlier date. (c) No Default. No event has occurred and is continuing that constitutes a Default or an Event of Default. 5. Release. In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and agreed, each Loan Party, for itself and its successors, assigns, parents, subsidiaries, affiliates, predecessors, employees, agents, heirs and executors, as applicable (collectively, the “Releasors”), jointly and severally with each other Loan Party, releases, remises, acquits and forever discharges the Agent and each Cash Collateral Provider and each of their respective subsidiaries, affiliates, officers, directors, employees, agents, attorneys, predecessors, successors and assigns, both present and former (collectively, the “Released Parties”) of and from any and all manner of actions, causes of action, torts, suits, debts, controversies, damages, judgments, executions, claims and demands whatsoever, asserted or unasserted, in law or in equity, that exist or have occurred on or prior to the date of this Amendment, arising out of or relating to this Amendment, the Reimbursement Agreement or any Other Document which the Releasors ever had or now have against any of the Released Parties, including any presently existing claim whether or not presently suspected, contemplated or anticipated. To the fullest extent permitted under Applicable Laws, the foregoing release applies to all Releasor claims, whether based in contract, tort or any other theory, and such release shall extend to each Released Party notwithstanding the sole or concurrent negligence of every kind or character whatsoever, whether active or passive, whether an affirmative act or an omission. Furthermore, each of the Loan Parties hereby covenants and agrees not to bring,

DB1/ 145414326.6 6 commence, prosecute, maintain, or cause or permit to be brought, commenced, prosecuted or maintained, any suit or action, either in law or equity, in any court or before any other administrative or judicial authority, regarding any claim or cause of action such Person may have against the Agent or any Cash Collateral Provider arising on or prior to the date hereof out of, in connection with or in any way relating to this Amendment, the Reimbursement Agreement or any Other Document or otherwise. 6. Choice of Law. This Amendment shall in accordance with Section 5-1401 of the General Obligations Law of the State of New York, be governed by and construed in accordance with the laws of the State of New York. 7. Counterparts; Facsimile Signatures. This Amendment may be executed in any number of and by different parties hereto on separate counterparts, all of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission or by electronic transmission (including email transmission of a PDF copy or other copy of an image of a signed counterpart) shall be deemed to be an original signature hereto. 8. Reference to and Effect on the Other Documents. (a) Upon and after the effectiveness of this Amendment, each reference in the Reimbursement Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Reimbursement Agreement, and each reference in the Other Documents to “the Reimbursement Agreement”, “thereof” or words of like import referring to the Reimbursement Agreement, shall mean and be a reference to the Reimbursement Agreement as modified and amended hereby. (b) Except as specifically amended above, the Reimbursement Agreement and all Other Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of Borrower to Agent and the Cash Collateral Providers, except as such enforceability may be limited by any applicable bankruptcy, insolvency, moratorium or similar laws affecting creditors’ rights generally. (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agent and/or the Cash Collateral Providers under any of the Other Documents, nor constitute a waiver of any provision of any of the Other Documents. (d) To the extent that any terms and conditions in any of the Other Documents shall contradict or be in conflict with any terms or conditions of the Reimbursement Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Reimbursement Agreement as modified or amended hereby. 9. Estoppel. To induce Agent and the Cash Collateral Providers to enter into this Amendment and to continue to make cash collateral available under the Reimbursement Agreement, each Loan Party hereby acknowledges and agrees that, to its knowledge, as of the date

DB1/ 145414326.6 7 hereof, there exists no right of offset, defense, counterclaim or objection in favor of any Borrower as against Agent or any Cash Collateral Provider with respect to the Obligations. 10. Integration. This Amendment, together with the Other Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof. 11. Severability. If any part of this Amendment is contrary to, prohibited by, or deemed invalid under Applicable Laws, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given effect so far as possible. 12. Submission of Amendment. The submission of this Amendment to the parties or their agents or attorneys for review or signature does not constitute a commitment by Agent or the Cash Collateral Providers to make any changes to the terms of the Reimbursement Agreement and this Amendment shall have no binding force or effect until all of the conditions to the effectiveness of this Amendment have been satisfied as set forth herein. 13. Guarantor’s Acknowledgment. With respect to the amendments to the Reimbursement Agreement effected by this Amendment, each Loan Party signatory hereto that is a Guarantor hereby acknowledges and agrees to this Amendment and confirms and agrees that its Guaranty (as modified and supplemented in connection with this Amendment) is and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of this Amendment, each reference in such Guaranty to the Reimbursement Agreement, “thereunder”, “thereof” or words of like import referring to the Reimbursement Agreement, shall mean and be a reference to the Reimbursement Agreement as amended or modified by this Amendment. Although Agent and the Cash Collateral Providers have informed the Guarantors of the matters set forth above, and each Guarantor has acknowledged the same, each Guarantor understands and agrees that neither Agent nor any Cash Collateral Provider has any duty under the Reimbursement Agreement, the Guaranty or any other agreement with any Guarantor to so notify any Guarantor or to seek such an acknowledgement, and nothing contained herein is intended to or shall create such a duty as to any transaction hereafter. [signature pages follow]

DB1/ 145414326.3 Signature Page to Fourth Amendment to Reimbursement Agreement MSD PCOF PARTNERS XLV, LLC, as Agent and a Cash Collateral Provider By:_______________________ Name: Title: Marcello Liguori Authorized Signatory

DB1/ 145414326.3 Signature Page to Fourth Amendment to Reimbursement Agreement BTC OFFSHORE HOLDINGS FUND II-B LLC, as a Cash Collateral Provider By: Blue Torch Offshore Credit Opportunities Master Fund II, LP, its Sole Member By: Blue Torch Offshore Credit Opportunities GP II LLC, its General Partner By: KPG BTC Management LLC, its Sole Member By: _________________________________ Name: Title: BTC OFFSHORE HOLDINGS FUND II-C LLC, as a Cash Collateral Provider By: Blue Torch Offshore Credit Opportunities Master Fund II, LP, its Sole Member By: Blue Torch Offshore Credit Opportunities GP II LLC, its General Partner By: KPG BTC Management LLC, its Sole Member By: _________________________________ Name: Title: BTC HOLDINGS FUND II, LLC, as a Cash Collateral Provider By: Blue Torch Credit Opportunities Fund II, LP, its Sole Member By: Blue Torch Credit Opportunities GP II LLC, its General Partner By: KPG BTC Management LLC, its Sole Member By: _________________________________ Name: Title: Kevin Genda Authorized Signatory Kevin Genda Authorized Signatory Kevin Genda Authorized Signatory DocuSign Envelope ID: E731D437-EB91-4EFF-8960-FD366EE7DF96

DB1/ 145414326.3 Signature Page to Fourth Amendment to Reimbursement Agreement BTC HOLDINGS KRS FUND LLC, as a Cash Collateral Provider By: Blue Torch Credit Opportunities KRS Fund LP, its Sole Member By: Blue Torch Credit Opportunities KRS GP LLC, its General Partner By: KPG BTC Management LLC, its Sole Member By: _________________________________ Name: Title: BTC HOLDINGS SBAF FUND LLC, as a Cash Collateral Provider By: Blue Torch Credit Opportunities SBAF Fund LP, its Sole Member By: Blue Torch Credit Opportunities SBAF GP LLC, its General Partner By: KPG BTC Management LLC, its Sole Member By: _________________________________ Name: Title: BTC HOLDINGS SC FUND LLC, as a Cash Collateral Provider By: Blue Torch Credit Opportunities SC Master Fund LP, its Sole Member By: Blue Torch Credit Opportunities SC GP LLC, its General Partner By: KPG BTC Management LLC, its Sole Member By: _________________________________ Name: Title: Kevin Genda Kevin Genda Authorized Signatory Authorized Signatory Authorized Signatory Kevin Genda DocuSign Envelope ID: E731D437-EB91-4EFF-8960-FD366EE7DF96

DB1/ 145414326.6 Exhibit 1.2(b) Form of Compliance Certificate

DB1/ 145414326.6 COMPLIANCE CERTIFICATE PNC Bank, National Association 2 International Place, 29th Floor Boston, MA 02110 Attention: Relationship Manager – Babcock & Wilcox MSD PCOF Partners XLV, LLC c/o MSD Partners, L.P. 645 Fifth Ave, 21st Floor New York, New York 10022 5910 Attn: Marcello Liguori Email: mliguori@msdpartners.com The undersigned, the [Chief Executive Officer / Chief Financial Officer / Treasurer / Controller] of BABCOCK & WILCOX ENTERPRISES, INC., a corporation organized under the laws of Delaware (“Borrowing Agent”), certifies to (i) PNC BANK, NATIONAL ASSOCIATION, in its capacity as agent (in such capacity, “Agent”) under the Credit Agreement referenced below, and the financial institutions referenced below, that, pursuant to the terms and conditions of that certain Revolving Credit, Guaranty and Security Agreement, by and among Borrowing Agent, as the borrower thereunder, the financial institutions party thereto from time to time, and Agent, dated as of June 30, 2021 (as may be amended, modified, supplemented, renewed, restated or replaced from time to time, the “Credit Agreement”); and (ii) MSD PCOF Partners XLV, LLC as agent for the Cash Collateral Providers under that certain Reimbursement, Guaranty and Security Agreement, by and among Borrowing Agent, as the borrower thereunder, the financial institutions party thereto from time to time (the “Cash Collateral Providers”), dated as of June 30, 2021 (as may be amended, modified, supplemented, renewed, restated or replaced from time to time, the “Reimbursement Agreement”, and together with the Credit Agreement, the “Debt Documents”); the Loan Parties are in compliance for the [month / quarter / fiscal year] ending __________________ , 20___ with all required covenants set forth in the Debt Documents and no Default or Event of Default exists (if not true, in the “Comments Regarding Exceptions” section below specify the Default or Event of Default, its nature, when it occurred, whether it is continuing and the steps being taken by the Loan Parties with respect to such Default or Event of Default). Capitalized terms used in this Compliance Certificate and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement and the Reimbursement Agreement, as applicable. Without limiting the foregoing, the undersigned certifies that the Loan Parties are in compliance with the requirements or restrictions imposed by Sections 6.5 and 7.6, of the Credit Agreement or Reimbursement Agreement, as applicable, except as may be set forth below [Attached hereto as Schedule A are covenant calculations which show such compliance (or non-compliance) with [Section 6.5 and]1 [7.6]2 of the Credit Agreement or Reimbursement Agreement, as applicable.] 1 For quarterly certificate only. 2 For annual certificate only.

DB1/ 145414326.6 [Compliance status is indicated by circling Yes/No under “Complies” column.] Financial Covenants Required Actual Complies Section 6.5 (a) – Fixed Charge Coverage Ratio 4Q22: ≥ 0.55 to 1.00 1Q23: ≥ 0.65 to 1.00 2Q23: ≥ 0.80 to 1.00 3Q23: ≥ 1.05 to 1.00 4Q23: ≥ 0.93 to 1.00 1Q24: ≥ 0.82 to 1.00 2Q24: ≥ 0.90 to 1.00 3Q24: ≥ 0.95 to 1.00 4Q24: ≥ 1.10 to 1.00 1Q25 and thereafter: ≥ 1.25 to 1.00 ___ to 1.00 Yes/No Section 6.5 (b) – Senior Net Leverage Ratio 4Q22: ≤ 2.00 to 1.00 1Q23: ≤ 1.75 to 1.00 2Q23: ≤ 1.60 to 1.00 3Q23 and thereafter: ≤ 1.50 to 1.00 ___ to 1.00 Yes/No Section 6.5(c) Cash Repatriation Covenant ≤ $35,000,000 $__________ Yes/No Section 6.5(d) Minimum Liquidity Covenant ≥ $30,000,000 $__________ Yes/No Section 6.5(e) Minimum Cash Flow Covenant $20,000,000 (Q4 2022) $10,000,000 (Q4 2023) $15,000,000 (FY 2024) $25,000,000 (FY 2025 and thereafter) $__________ Yes/No Section 6.5(f) Current Ratio Covenant ≥ 1.25 to 1.00 ___ to 1.00 Yes/No Section 7.6 – Maximum Capital Expenditures ≤ $7,500,000 $__________ Yes/No [Since the date of the last Compliance Certificate, there has been no change to the Loan Parties’ operating or other deposit accounts, securities accounts, commodities accounts, and other accounts, other than Excluded Deposit Accounts, at which any Loan Party maintains funds or investments, except as set forth below: _________________________________. Since the date of the last Compliance Certificate, there has been no change to the Loan Parties’ registered Intellectual Property, including any applications for any of the foregoing,

DB1/ 145414326.6 and including any licenses pursuant to which any Loan Party is a licensee of any of the foregoing, except as set forth below: _________________________________. Since the date of the last Compliance Certificate, there has been no change to the Loan Parties’ leased locations or to locations of equipment and Inventory (except for Inventory in transit) or other Collateral with a value equal to the Dollar Equivalent of $500,000 or greater (other than those locations permitted in the Credit Agreement or the Reimbursement Agreement, as applicable), except as set forth below: __.]3 [Since the date of the last Compliance Certificate, there has been no change to Loan Parties’ Equity Interests except as set forth below: _________________________________.]4 [Attached as Exhibit I hereto are updates to the following schedules as permitted by Section 9.17 of the Credit Agreement or Reimbursement Agreement, as applicable]5 [Attached as Exhibit II hereto is a list of all outstanding letters of credit together with certain information related thereto and to the projects collateralized thereby.]6 [Attached as Exhibit III hereto are supplemental financial statements showing comparisons of aftermarket versus non-aftermarket and projected versus actual profits and losses, in form substantially consistent with the form prepared by the Borrowing Agent in management reporting as of the Second Amendment Effective Date.] 7 Comments Regarding Exceptions: _________________________________. [signature page follows] 3 To be provided with quarterly compliance certificates 4 To be provided with quarterly compliance certificates 5 To be provided with quarterly compliance certificates 6 To be provided with quarterly compliance certificates 7 To be provided with quarterly compliance certificates

DB1/ 145414326.6 Very truly yours, BABCOCK & WILCOX ENTERPRISES, INC. as Borrower By: ______________________________________ Name: Title:

DB1/ 145414326.6 SCHEDULE A TO COMPLIANCE CERTIFICATE Calculations

DB1/ 145414326.6 EXHIBIT I TO COMPLIANCE CERTIFICATE Updates to Schedules

DB1/ 145414326.6 EXHIBIT II TO COMPLIANCE CERTIFICATE Letters of Credit LC Number Beneficiary Amount/Currency Expiration Date Currency As Sold GM% Current GM% POC %

DB1/ 145414326.6 EXHIBIT III TO COMPLIANCE CERTIFICATE Profit and Loss Comparisons [attached]